Exhibit 99.1

ENERGY XXI (BERMUDA) LIMITED
(“Energy XXI” or the “Company”)

ANNOUNCEMENT OF 2nd QUARTER RESULTS

▪	Average Production Up 14% From Previous Quarter
▪	Revenues of US$79.1 Million, up 20% from Previous Quarter
▪	Operating Cash Flow of US$60.4 Million, Up 34% from Previous Quarter
▪	Net Income of US$10.4 Million, or $0.12 per Basic Share

HAMILTON, Bermuda & HOUSTON, Texas - 13 February 2007 - Energy XXI (Bermuda) Limited (AIM: EGY) (“Energy XXI” or the “Company”), an independent oil and gas exploration and production company with operations in and along the U.S. Gulf of Mexico, announces its 2nd Quarter results for the three months ended 31 December 2006.

Highlights

Operational

▪	Production for the second quarter of fiscal 2007 averaged 15,700 barrels of oil equivalent per day (BOEP/D), an increase of 14% from the first quarter of fiscal 2007 average of 13,800 BOEP/D.

▪	Four successful exploration wells drilled during the first two quarters of fiscal 2007, including the following three discoveries:

•	The Oaks Estate LLC#1 (50% WI; Castex operated) logged 459 feet of true measured thickness of pay in 12 sands

▪  Drilled 2nd successful acceleration well,

▪	Production facilities being installed and first production projected to be 20 MMCF/D in March 2007 from the two wells

•	The Verda Ragen #1 (50% WI; Castex operated) logged 96 feet of true measured thickness of gas pay in two sands

▪	Production facilities being installed and first production projected to be 15 MMCF/D in April 2007

•
The SL 19022 #1 well northwest of Rabbit Island (25% WI; Castex operated) logged 66 feet of true vertical thickness in one gas sand. This well will be tied into our Rabbit Island Central facilities during the fourth quarter.

▪	Five exploration wells currently being drilled, with two additional wells scheduled to spud in quarter ending March 31st

▪
Six new wells in our South Timbalier Area (100% WI); we completed three of these wells providing 1,930 BOEPD of production and have a fourth well scheduled for completion. In addition, through our workover programme we have recompleted three existing wellbores, two as dual recompletions, with 1,900 BOEPD pending production.

▪	Agreement with Centurion Exploration Company gives the Company a 50% working interest in the Gridiron Project in South Louisiana, thereby providing additional exploration upside potential.

Financial (All dollar amounts are in US dollars)

▪	Oil and gas sales of $79.1 million, an increase of 20% over fiscal first quarter

▪	Net income of $10.4 million, compared to $1.9 million in the fiscal first quarter

▪	Proactive risk management strategy continues to pay dividends with clear hedge gains realized

▪
Net realized price of $54.71 per BOE versus $52.03 per BOE in the fiscal first quarter. Hedging activity added $7.19 per BOE to the net realized price in fiscal second quarter versus $1.68 per BOE in fiscal first quarter

▪
In early January, 2007, the Company entered into a global insurance settlement for all outstanding claims related to hurricanes Katrina and Rita for a total payment of $38.8 million to be realized during the fiscal third quarter

Outlook

▪	The Company anticipates drilling 33 exploratory wells and 19 development wells during fiscal year 2007

▪
With the addition of the Gridiron Project and the acceleration of certain opportunities, the Company anticipates that total drilling spent during the last two quarters of fiscal 2007 will be approximately $150-175 million

•
This is compared to total drilling spent during the first two quarters of approximately $113 million, and means that total capital expenditure over fiscal 2007 will increase from the original forecast of $250 million.

▪	In South Timbalier there are currently two development wells drilling and four recompletions being hooked up to sales with anticipated production of 2,700 BOEPD net from these wells.

▪	Energy XXI continues to focus on further strategic acquisitions of companies and/or reserves already in production with operated offshore reserves around the world

John Schiller, Chairman and Chief Executive Officer, commented:
“The second quarter saw continued operational success coupled with proactive risk management to support the strong financial results. Our aggressive drilling programme is paying dividends, with four exploration successes out of seven South Louisiana exploration wells drilled. In addition; our South Timbalier drilling and workover programmes continue to have a positive impact on production which will be coming online during the third quarter.

We are excited about a number of potentially high impact wells currently drilling or due to be drilled in the near future as we progress the exploitation of our reserves and the further enhancement of Energy XXI’s exploration portfolio.”

Further Information

▪	Registration of shares and dual listing of Energy XXI’s common shares on the AIM market of the London Stock Exchange and a senior U.S. exchange expected to be completed during the next quarter

▪	Financial and operational tables accompany this news release

▪	The notes accompanying the financial statements are an integral part of the consolidated financial statements and can be found in Energy XXI’s filing on Form 10-Q dated February 13, 2007

Review by Competent Person

Tom O’Donnell is Director of Corporate Development for Energy XXI, a registered professional petroleum engineer with 20 years of experience, and a member of the Society of Petroleum Engineers. Mr. O’Donnell has reviewed the technical information contained in this press release.

12 February 2007
Enquiries of the Company:

Energy XXI
John D. Schiller Steve Weyel	Chairman and CEO jschiller@energyxxi.com President and COO sweyel@energyxxi.com	+1 713 351 3001 +1 713 351 3030

Pelham PR
James Henderson Alisdair Haythornthwaite	James.henderson@pelhampr.com Alisdair.haythornthwaite@pelhampr.com	+44 207 743 6673 +44 207 743 6676

EnerCom, Inc.
David Charles	dcharles@enercominc.com	+1 303 296 8834

About Energy XXI
Energy XXI is an independent oil and natural gas exploration and production company who emphasizes acquisitions as a significant part of their growth strategy. The Company’s properties are primarily located in the U.S. Gulf of Mexico waters and the Gulf Coast onshore.

Forward-looking Statements
All statements, other than statements of historical fact, included in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Energy XXI assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

The above update adheres to the standard set by the Society of Petroleum Engineers.

Second Quarter Results Conference Call
In conjunction with the fiscal Second Quarter 2007 Financial Results, the Company will be hosting a conference call for analysts and investors, as detailed below.

The Conference Call will be held on Tuesday, February 13, 2007 at 3:00 p.m. GMT, 10:00 a.m. Eastern time, 9:00 a.m. Central time. It can be accessed by logging onto the Company’s website, http://www.energyxxi.com or by dialing 0800 028 8437 in the U.K., passcode 8724040, or dialing 877-809-8690, passcode 8724040 in the U.S. and Canada, and dialing 706-643-9200, passcode 8724040 for other international locations.

It will also be available for replay for two weeks on the Company’s website or for 48 hours at 0800 917 2646 in the UK, passcode 8724040, or at 800-642-1687, passcode 8724040, in the U.S. and Canada, and at 706-645-9291, passcode 8724040 for other international locations.

GLOSSARY

Barrel - a unit of measure for oil and petroleum products that is equivalent to 42 U.S. gallons.

BOE—Barrels of Oil Equivalent

BOE/D - Barrels of Oil Equivalent per Day

MMCF/D - Million Cubic Feet per Day

Development well - a well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive; a well drilled in a proven field for the purpose of completing the desired spacing pattern of production.

Exploratory well - a well drilled: a) to find and produce oil or gas in an area previously considered unproductive area; b) to find a new reservoir in a known field, i.e., one previously producing oil and gas from another reservoir, or c) to extend the limit of a known oil or gas reservoir.

Field - An area consisting of a single reservoir or multiple reservoirs all grouped on, or related to, the same individual geological structural feature or stratigraphic condition. The field name refers to the surface area, although it may refer to both the surface and the underground productive formations.

Log - to conduct a survey inside a borehole to gather information about the subsurface formations; the results of such a survey. Logs typically consist of several curves on a long grid that describe properties within the wellbore or surrounding formations that can be interpreted to provide information about the location of oil, gas, and water.

Workover - operations on a producing well to restore or increase production. A workover may be performed to stimulate the well, remove sand or wax from the wellbore, to mechanically repair the well, or for other reasons.

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED BALANCE SHEETS
(In Thousands, except share information)

	December 31,	June 30,
	2006	2006
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$11,255	$62,389
Receivables:
Oil and natural gas sales	32,329	19,325
Joint interest billings	9,515	11,173
Acquisition	—	14,070
Stock subscription	—	7,326
Insurance	42,256	39,801
Other	557	—
Prepaid expenses and other current assets	35,367	9,200
Royalty deposit	2,175	2,175
Derivative financial instruments	36,011	7,752
TOTAL CURRENT ASSETS	169,465	173,211

PROPERTY AND EQUIPMENT, net of accumulated depreciation, depletion, and amortization (“DD&A”)
Oil and natural gas properties - full cost method of accounting, including $199,780 and $50,840 of unproved oil and natural gas properties as of December 31 and June 30, 2006, respectively, and net of accumulated DD&A of $79,232 and $20,225 as of December 31 and June 30, 2006, respectively.	823,974	447,852
Other property and equipment, net of accumulated depreciation of $579 and $132 as of December 31 and June 30, 2006, respectively.	2,979	1,569
TOTAL PROPERTY AND EQUIPMENT, NET	826,953	449,421
Deposit and acquisition costs	—	10,025
Derivative financial instruments	26,148	5,856
Deferred income taxes	—	1,780
Debt issuance costs, net of accumulated amortization of $897 and $306, as of December 31 and June 30, 2006, respectively	2,760	3,678

TOTAL ASSETS	$1,025,326	$643,971

See accompanying Notes to Consolidated Financial Statements
in the Company’s Filing on Form 10-Q dated February 13, 2007

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED BALANCE SHEETS (Continued)
(In Thousands, except share information)

	December 31,	June 30,
	2006	2006
	(Unaudited)

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$30,787	$23,281
Advances from joint interest partners	4,392	6,211
Undistributed oil and natural gas proceeds	—	5,617
Accrued liabilities	13,236	5,846
Income and franchise taxes payable	1,512	913
Deferred income taxes	16,984	143
Derivative financial instruments	—	948
Current maturities of long-term debt	10,050	9,584
TOTAL CURRENT LIABILITIES	76,961	52,543
Long-term debt, less current maturities	478,831	199,644
Deferred income taxes	8,642	—
Asset retirement obligations	45,104	37,844
Derivative financial instruments	—	590
Other liabilities	1,401	641
TOTAL LIABILITIES	610,939	291,262

COMMITMENTS AND CONTINGENCIES (NOTE 10)

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value, 2,500,000 shares authorized and no shares issued at December 31, 2006 and June 30, 2006	—	—
Common stock, $0.001 par value, 396,500,624 shares authorized and 84,039,628 and 80,645,129 issued at December 31, 2006 and June 30, 2006, respectively	84	81
Additional paid-in capital	362,664	350,238
Retained earnings	19,283	6,942
Accumulated other comprehensive income (loss), net of tax of $17,422 as of December 31, 2006 and net of tax benefit of $2,541 as of June 30, 2006	32,356	(4,552)
TOTAL STOCKHOLDERS’ EQUITY	414,387	352,709

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,025,326	$643,971

See accompanying Notes to Consolidated Financial Statements
in the Company’s Filing on Form 10-Q dated February 13, 2007

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED STATEMENTS OF INCOME
(In Thousands, except per share information)
(Unaudited)

				Period from
				Inception
			Six Months	July 25, 2005
	Three Months Ended		Ended	Through
	December 31,		December 31,	December 31,
	2006	2005	2006	2005

REVENUES
Oil sales	$43,954	$—	$79,106	$—
Natural gas sales	35,189	—	65,854	—
TOTAL REVENUES	79,143	—	144,960	—

COSTS AND EXPENSES
Lease operating expense	10,134	—	22,153	—
Production taxes and transportation	407	—	1,218	—
Depreciation, depletion and amortization	31,711	15	59,455	19
Accretion of asset retirement obligation	871	—	1,742	—
General and administrative expense	8,226	399	15,906	497
Gain on derivative financial instruments	(853)	—	(1,558)	—
Organization costs	—	—	—	54
TOTAL COSTS AND EXPENSES	50,496	414	98,916	570

OPERATING INCOME (LOSS)	28,647	(414)	46,044	(570)

OTHER INCOME (EXPENSE)
Interest income	866	1,911	1,292	1,911
Interest expense	(12,148)	—	(27,007)	—
	(11,282)	1,911	(25,715)	1,911

INCOME BEFORE INCOME TAXES	17,365	1,497	20,329	1,341

PROVISION FOR INCOME TAXES	6,957	—	7,988	—

NET INCOME	$10,408	$1,497	$12,341	$1,341

EARNINGS PER SHARE
Basic	$0.12	$0.03	$0.15	$0.04
Diluted	$0.12	$0.03	$0.15	$0.04

WEIGHTED AVERAGE NUMBER OF COMMON STOCK OUTSTANDING
Basic	83,973	45,652	83,817	31,682
Diluted	83,973	45,652	83,817	31,682

See accompanying Notes to Consolidated Financial Statements
in the Company’s Filing on Form 10-Q dated February 13, 2007

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

		Period from
		Inception
	Six Months	July 25, 2005
	Ended	Through
	December 31,	December 31,
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$12,341	$1,341
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax expense	6,997	—
Unrealized loss on derivative financial instruments	7,382	—
Accretion of asset retirement obligations	1,742	—
Depletion, depreciation, and amortization	59,455	19
Write-off of debt issuance costs-net	5,673	—
Changes in operating assets and liabilities
Receivables	7,038	—
Prepaid expenses and other current assets	(26,167)	(170)
Accounts payable and other liabilities	8,059	187
NET CASH PROVIDED BY OPERATING ACTIVITIES	82,520	1,377

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition	(302,481)	—
Capital expenditures	(120,364)	(279)
Proceeds from the sale of oil and natural gas properties	1,400	—
Other	760	—
NET CASH USED IN INVESTING ACTIVITIES	(420,685)	(279)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of common stock	13,059	300,025
Proceeds from long-term debt	299,000	—
Payments on long-term debt	(14,625)	—
Payments on put financing	(5,019)	—
Debt issuance costs	(4,754)	(21,712)
Other	(630)	—
NET CASH PROVIDED BY INVESTING ACTIVITIES	287,031	278,313

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(51,134)	279,411

CASH AND CASH EQUIVALENTS, beginning of period	62,389	—

CASH AND CASH EQUIVALENTS, end of period	$11,255	$279,411

See accompanying Notes to Consolidated Financial Statements
in the Company’s Filing on Form 10-Q dated February 13, 2007

Selected Financial and Operational Data (in thousands except per unit amounts).

				Six Months
	Three Months Ended			Ended
	June 30,	September 30,	December 31,	December 31,
	2006	2006	2006	2006

Revenues	$47,112	$65,817	$79,143	$144,960

Production costs	9,991	12,830	10,541	23,371
Depreciation, depletion and amortization (“DD&A”)	20,225	27,744	31,711	59,455
General and administrative	2,680	7,680	8,226	15,906

Sales volumes per day
Gas (MMcf)	27.9	47.1	52.1	49.6
Oil (MBbls)	5.1	5.9	7.0	6.5
Total (MBOE)	9.7	13.8	15.7	14.7

Average sales price
Gas per Mcf	$6.48	$6.28	$6.67	$6.49
Oil per Bbl	66.64	67.16	56.77	61.51
Hedge gain per equivalent Bbl	1.67	1.68	7.19	4.62
Total per BOE	55.02	52.03	54.71	53.46

Costs per BOE
Production costs	$11.67	$10.14	$7.29	$8.62
DD&A	23.62	21.93	21.92	21.93
General and administrative	3.13	6.07	5.69	5.87
Other	1.05	0.14	0.01	0.06
Operating income	15.55	13.75	19.80	16.98